PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated July 25, 2018,
to
Prospectuses dated May 1, 2018,
for
PruLife® Custom Premier II Variable Universal Life Contracts,
VUL Protector® Variable Universal Life Contracts,
M PremierSM VUL Protector® Contracts, and
PruLife® SVUL Protector® Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

Effective Monday, August 20, 2018, the Franklin Mutual Shares VIP Fund ("Fund") will be closed to new and additional investment. On this date you may no longer transfer amounts into the Fund and the Fund may no longer participate in any premium allocation or dollar cost averaging (DCA) and auto-rebalancing programs.

For Contract Owners investing in the Fund, premium allocations to the Fund that are received after Friday, August 17, 2018, will be redirected to the PSF Government Money Market Portfolio. Also, DCA and auto-rebalancing programs that include the Fund will be terminated.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP128
PCP2, PCP214, PCP215, VULP14, VULP15, MPVULP, SVULP